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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 7, 2000, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-48648) and related Prospectus of NTL Communications Corp for the registration of $500,000,000 11 7/8% series B senior notes due 2010.

                                         /s/  ERNST & YOUNG LLP

New York, New York
December 18, 2000